Exhibit 10.27

30960 Huntwood Avenue
Hayward, CA 94544
510/429-9400
FAX 510/429-9966
April 15, 2002
Mr. Gursharan S Sidhu
Mr. Ravinder P. Singh
Nexverse Networks, Inc.
926 Rock Avenue
San Jose, CA
RE:	Lease dated December 2001 by and between Balch LLC (“Lessor”) and Nexverse Networks, Inc. (“Lessee”) for a 24,747 square foot portion of 926 Rock Avenue, San Jose, CA (“Premises”)
Gentlemen:
As discussed, this letter shall serve to confirm our agreement to void Paragraph 53 “Right of First Offer to Expand the Premises” of the above referenced Lease and Lessee agrees to waive its rights contained in Paragraph 53 of the Lease. Except as stated in this letter, the Lease will remain in full force and effect.
Please confirm your agreement by signing where indicated and return a signed original to us. This letter may be signed in counterparts.
Should you have any questions, please do not hesitate to call. Thank you for your cooperation.
Sincerely,

BALCH LLC	AGREED & ACCEPTED:

/s/ Gursharan S. Sidhu
Gursharan S. Sidhu
CFO & Vice President
Date: 5/2/2002
Jack W. Balch	/s/ Ravinder P. Singh

Member	Ravinder P. Singh
Vice President Business Development
MS/jal	Date: 5/2/2002

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